Exhibit 10.14

Execution Version

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER A STOCKHOLDERS AGREEMENT AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER AND UNDER SUCH STOCKHOLDERS AGREEMENT.

ROLLOVER & SUBSCRIPTION AGREEMENT

This Rollover & Subscription Agreement (this “Agreement”) is made as of February 6, 2006 among CRCA Holdings, Inc., a Delaware corporation (the “Company”) and each of the investors in CRC Health Group, Inc. (the “Target”) listed on a signature page hereto as holding Rollover Options (each an “Option Investor” and, collectively, the “Option Investors” or the “Investors”).

RECITALS

The Company was formed in connection with the Agreement and Plan of Merger dated as of October 8, 2005 (the “Merger Agreement”) by and among the Target, the Company, and CRCA Merger Corporation (“MergerCo”). CRC Intermediate Holdings, Inc. (“Intermediate Holdings”) has been formed by the Company in connection with the consummation of the transactions contemplated by the Merger Agreement (the “Transactions”).

The Company owns all of the common stock of Intermediate Holdings, which owns all of the shares of MergerCo.

Under the Certificate of Incorporation of the Company, as amended and in effect on the date hereof (the “Company’s Charter”), the Company is authorized to issues shares of Class A Common Stock, par value $.001 per share (“Class A Common”), and Class L Common Stock, par value $.001 per share (“Class L Common”).

Each of the Option Investors holds options to purchase shares of capital stock of the Target. Immediately prior to the Closing under the Merger Agreement, the Option Investors will severally contribute a portion of such options (the “Rollover Options”) to the Company in exchange for options to purchase Units (with each Unit consisting of 9 shares of Class A Common and 1 share of Class L Common) (the “Substitute Options” or the “Subject Securities”) of the Company. Each Option Investor is willing to contribute, and the Company is willing to issue to such Option Investor in substitution for such Option Investor’s Rollover Options, such number of Substitute Options as permitted by Section 409A Rollover Law and as set forth on the signature page hereto of such Option Investor, all on the terms and subject to conditions set forth herein. For all purposes hereunder “Section 409A Rollover Law” shall mean Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and guidance issued thereunder (or applicable thereto) including but not limited to Internal Revenue Service Notice 2005-1 (including Q&A 4(d)(ii) thereof), proposed Treasury Regulations in respect of Section 409A of the Code (including Section 1.409A-1(b)(5) of such proposed regulations), Treasury Regulation Section 1.424-1 and any subsequent guidance under Section 409A of the Code.

It is anticipated that (i) on or before the Closing Date, the Company, the Investors, the parties hereto and all other investors in the Common Stock will enter into a Stockholders Agreement substantially in the form attached hereto as Exhibit A (the “Stockholders Agreement”) setting forth certain agreements with respect to, among other things, the management of the Company and transfers of its shares in various circumstances, and (ii) on the Closing Date, the Transactions will be consummated pursuant to the Merger Agreement.

AGREEMENT

In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions.

1.1. Capitalized terms defined in the Merger Agreement and used but not otherwise defined in this Agreement are used herein as so defined.

1.2. As used in this Agreement, the term “Subsidiary” means any Person of which the Company (or other specified Person) owns directly or indirectly through a Subsidiary, a nominee arrangement or otherwise at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or at least a majority of the partnership, joint venture or similar interests, or in which the Company (or other specified Person) is a general partner or joint venturer without limited liability.

2. Sale and Acquisition of Subject Securities.

2.1. On the terms and subject to the conditions hereof, and, notwithstanding anything else, such substitution being in accordance with Section 409A Rollover Law and the material terms of the Rollover Options, each Option Investor agrees to contribute to the Company the number of Rollover Options (which options are hereby deemed contributed to the Company and cancelled) set forth on the signature page hereto of such Option Investor and the Company hereby agrees to substitute for such Rollover Options, on the Closing Date, the number of Substitute Options set forth on the signature page hereto of such Option Investor. Except as permitted in Section 409A Rollover Law and except as expressly provided in this Agreement, the terms of the Rollover Options are deemed incorporated into these Substitute Options; it being understood, that the exercise price and the number of shares may be adjusted (and have been adjusted as set forth on the signature pages) as permitted under Section 409A Law. Each Substitute Option shall be subject to the terms of the CRC Health Group, Inc. 2002 Stock Option Plan and to the terms of any other agreement previously governing the Rollover Option for which such Substitute Option is substituted, in each case to the extent required by Section 409A Rollover Law, and will also be governed by the Company’s 2006 Executive Incentive Plan (the “Incentive Plan”), as applicable, and the Stockholders Agreement, in each case to the extent consistent with Section 409A Rollover Law. For all purposes of this Agreement, the Incentive Plan and the Stockholders

Agreement, all determinations in respect of and interpretations of Section 409A Rollover Law shall be made by the Administrator (as defined in the Incentive Plan) in its sole discretion.

2.2. The contribution and substitution of the Subject Securities will take place at the same time and location as, and will be substantially contemporaneous with, but immediately prior to, the Closing pursuant to the Merger Agreement. If, prior to the closing hereunder, the Merger Agreement is terminated, this Agreement will automatically terminate and be without further force and effect; provided, however, that no such termination of this Agreement will relieve any party from liability for breach hereof prior to such termination.

2.3. At the Closing, against delivery to the Company by each Option Investor of the Rollover Options contemplated by Section 2.1 above, the Company will deliver to each Investor option grants, as the case may be, for the Subject Securities to be acquired by such Investor, registered in the name of such Investor.

3. Representations and Warranties of the Company. The Company represents and warrants to each Investor, as of the date hereof and as of the Closing Date, that:

3.1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has made available to the Investors true and complete copies of the Company’s Charter and the By-Laws of the Company as in effect on the date hereof. Such documents will be in effect in such form on the Closing Date.

3.2. The Company has or prior to the Closing Date will have taken all corporate action required to authorize the execution and delivery of this Agreement and the issuance of the Subject Securities. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including issuing the Subject Securities.

3.3. The Common Stock, when issued upon exercise of any Substitute Option in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and non-assessable.

3.4. Neither the Company nor any of its Subsidiaries has conducted any material business or entered into any material transactions or incurred any material liability other than in connection with the formation of the Company, the Merger Agreement, the transactions contemplated thereby and the financing thereof.

3.5. Each of the Merger Agreement, the Stockholders Agreement and this Agreement is, or at or prior to the Closing will be, duly executed and delivered by, and a legal, valid and binding obligation of, the Company and MergerCo or such of them as are a party thereto, enforceable in accordance with its respective terms.

4. Representations and Warranties of the Investors. Each Investor individually (but not jointly or otherwise on behalf of any other Investor) represents and warrants that:

4.1. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. If such Investor is not a natural person, such Investor is duly organized and has duly authorized this Agreement. This Agreement has been duly executed and delivered by such Investor and is the legal, valid and binding obligation of such Investor enforceable against it in accordance with the terms hereof.

4.2. Such Investor has been advised that the Subject Securities have not been registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor is aware that the Company is under no obligation to effect any such registration with respect to the Subject Securities (except solely to the extent provided in the Stockholders Agreement) or to file for or comply with any exemption from registration.

4.3. Such Investor is aware that such Investor may sell, transfer or otherwise dispose of the Subject Securities to be acquired by such Investor only in a manner consistent with the Securities Act and the terms and conditions set forth in this Agreement and in the Stockholders Agreement.

4.4. Such Investor (a) is purchasing the Subject Securities to be acquired by such Investor hereunder for its own account, not as a nominee or agent and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act; (b) has no present intention of selling, granting any participation in, or otherwise distributing, the Subject Securities to be acquired by such Investor and (c) is under no obligation, contractual or otherwise, to sell, transfer or pledge any Subject Securities, or grant any participation interest in any Subject Securities, to any Person.

4.5. If so indicated on the signature page hereto of such Investor, such Investor is an “accredited investor” within the meaning of Regulation D under the Securities Act.

4.6. Such Investor’s financial condition is such that such Investor is able (a) to bear the economic risk of holding the Subject Securities for an indefinite period of time and (b) to incur a complete loss of such Investor’s entire investment in such Subject Securities.

4.7. Such Investor has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of such investment.

4.8. Such Investor has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Subject Securities and to obtain information reasonably necessary for such Investor to evaluate the offering.

4.9. Such Investor agrees to accept the Subject Securities in the condition they are in at the Closing based upon such Investor’s own inspection, examination and determination with respect to such Subject Securities as to all matters, and without reliance upon any express or implied representations or warranties of any nature, whether in writing, orally or otherwise, made by or on behalf of or imputed to the Company, MergerCo or any of their respective affiliates, except as expressly set forth herein.

5. Conditions to Acquisition and Sale of Subject Securities.

5.1. The Company’s obligation to issue and sell the Subject Securities is subject to the satisfaction of the following conditions:

(a) all representations and warranties of each Investor contained in this Agreement will be true and correct as of the Closing, and consummation of the subscriptions contemplated hereby will constitute a reaffirmation by each Investor that all representations and warranties of such Investor contained in this Agreement are true and correct as of the Closing;

(b) on the Closing Date, substantially contemporaneously with the issuance and sale of the Subject Securities hereunder, all conditions to the Company’s obligation to close under the Merger Agreement will have been satisfied or waived by the Company; and

(c) on or before the Closing Date, substantially contemporaneously with the issuance and sale of the Subject Securities hereunder, each Investor will have duly executed and delivered to the Company a counterpart of the Stockholders Agreement and such other documents as the Company may reasonably request in connection with the transactions contemplated hereby.

5.2. Each Investor’s obligation to deliver the Rollover Options to the Company and to acquire the Subject Securities in substitution therefor is subject to the satisfaction of the following conditions:

(a) all representations and warranties of the Company contained in this Agreement will be true and correct as of the Closing, and consummation of the Closing will constitute a reaffirmation by the Company that all the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing; and

(b) on the Closing Date, substantially contemporaneously with the issuance and sale of the Subject Securities hereunder, all conditions to the Target’s obligation to close under the Merger Agreement will have been satisfied or waived by the Target.

(c) on the Closing Date, substantially contemporaneously with the issuance and sale of the Subject Securities hereunder, each party other than such Investors will have duly executed and delivered to such Investors a counterpart of the Stockholders Agreement and such other documents as such Investors may reasonably request in connection with the transactions contemplated hereby.

6. Indemnities.

6.1. The Company will indemnify, exonerate and hold the Investors and each of their respective partners, members, shareholders, Affiliates, directors, officers, fiduciaries, employees and agents and each of the partners, members, shareholders, affiliates, directors, officers, fiduciaries, employees and agents of each of the foregoing (collectively, the “Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnitees or any of them as a result of, arising out of, or relating to any breach of any representation, warranty or agreement in this Agreement by the Company. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of such Indemnified Liabilities that is permissible under applicable law.

6.2. Each Investor, severally and not jointly, will indemnify, exonerate and hold the Company harmless from and against any and all Indemnified Liabilities as a result of, arising out of, or relating to any breach of any representation, warranty or agreement in this Agreement by such Investor. If and to the extent that the foregoing undertaking may be unenforceable for any reason, such Investor hereby agrees to make the maximum contribution to the payment and satisfaction of each of such Indemnified Liabilities that is permissible under applicable law.

7. Miscellaneous.

7.1. Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding among the parties with respect to the subject matter thereof.

7.2. Notices. Any notices and other communications required or permitted in this Agreement will be effective if in writing and delivered as provided in Section 12.2 of the Stockholders Agreement.

7.3. Amendment.

(a) This Agreement can be amended or modified only by an instrument in writing signed by the party against whom enforcement of such change is sought. Notwithstanding the foregoing limitations, any written amendment approved and signed by the Company and holders of not less than a majority of the Subject Securities then outstanding and held by the Investors and their respective affiliates (calculated on a fully exercised and converted basis) will be binding upon the Investors; provided, however, that any amendment that changes the amount of Subject Securities to be purchased by any Investor hereunder or the amount or nature of the consideration to be paid by any Investor therefor must be approved by such Investor.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

7.4. Expenses. Each of the Company, on the one hand, and the Target (on behalf of the Investors) on the other hand, shall bear its own costs and expenses in connection with or relating to the preparation, negotiation and execution of this Agreement or the consummation of the other transactions contemplated hereby. All such costs and expenses borne by the

Target on behalf of the Investors will be considered Transaction Expenses for purposes of the Merger Agreement. Each of the Company and the Investors will bear its own costs and expenses in connection with or relating to any and all amendments, modifications, restructurings and waivers, and exercises and preservations of rights and remedies hereunder and the operations of the Company and any of its Subsidiaries.

7.5. Successors; Assignment. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives. Prior to the Closing, no Investor may assign any of such Investor’s rights hereunder and, after the Closing, no Investor may assign any of such Investor’s rights hereunder except in connection with a transfer of the Subject Securities in compliance with the terms and conditions of the Stockholders Agreement.

7.6. Survival. All covenants, agreements, representations and warranties made herein will survive the execution and delivery hereof and transfer of any Subject Securities.

7.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which will together constitute one and the same instrument.

8. Governing Law; Disputes.

8.1. Governing Law. This Agreement and all claims arising in whole or in part out of, based on, or in connection with this Agreement will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

8.2. Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of California for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above.

8.3. Reliance. Each of the parties hereto acknowledges that he or it has been informed by each other party that the provisions of this Section 8 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

[The remainder of this page is intentionally left blank. Signatures follow.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed, under seal, as of the date first above written by their officers or other representatives thereunto duly authorized.

THE COMPANY:	CRCA HOLDINGS, INC.

	By:	/s/ Chris Gordon
	Name:	Chris Gordon
	Title:	Vice President

Rollover and Subscription Agreement

INVESTOR:	/s/ Dr. Barry Karlin
Dr. Barry Karlin

Dollar Amount Rolled: $5,000,000

Number of CRC Options Contributed: 4,908,631

Substitute Options: $539.949

Number of Units: 61,554.993

Representing:

Number of A Shares: 553,994.936
Number of L Shares: 61,554.993

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Jerry Rhodes
Jerry Rhodes

Dollar Amount Rolled: $900,000

Number of CRC Options Contributed: 883,554

Substitute Options: $97,191

Number of Units: 11,079.899

Representing:

Number of A Shares: 99,719.089
Number of L Shares: 11,079.899

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Kevin Hogge
Kevin Hogge

Dollar Amount Rolled: $900,000

Number of CRC Options Contributed: 883,554

Substitute Options: $97,191

Number of Units: 11,079.899

Representing:

Number of A Shares: 99,719.089
Number of L Shares: 11,079.899

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Phil Herschman
Phil Herschman

Dollar Amount Rolled: $900,000

Number of CRC Options Contributed: 883,554

Substitute Options: $97,191

Number of Units: 11,079.899

Representing:

Number of A Shares: 99,719.089
Number of L Shares: 11,079.899

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Kathy Sylvia
Kathy Sylvia

Dollar Amount Rolled: $500,000

Number of CRC Options Contributed: 490,863

Substitute Options: $53,995

Number of Units: 6,155.499

Representing:

Number of A Shares: 55,399.494
Number of L Shares: 6,155.499

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Jay Raimondi
Jay Raimondi

Dollar Amount Rolled: $250,000

Number of CRC Options Contributed: 245,432

Substitute Options: $26,997

Number of Units: 3,077.750

Representing:

Number of A Shares: 27,699.747
Number of L Shares: 3,077.750

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ John Lacy
John Lacy

Dollar Amount Rolled: $65,000

Number of CRC Options Contributed: 63,812

Substitute Options: $7,019

Number of Units: 800.215

Representing:

Number of A Shares: 7,201.934
Number of L Shares: 800.215

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Joe Procopio
Joe Procopio

Dollar Amount Rolled: $45,000

Number of CRC Options Contributed: 44,178

Substitute Options: $4,860

Number of Units: 553.995

Representing:

Number of A Shares: 4,985.954
Number of L Shares: 553.995

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☐ No ☒

Rollover and Subscription Agreement

INVESTOR:	/s/ John Peloquin
John Peloquin

Dollar Amount Rolled: $40,000

Number of CRC Options Contributed: 39,269

Substitute Options: $4,320

Number of Units: 492.440

Representing:

Number of A Shares: 4,431.959
Number of L Shares: 492.440

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☐ No ☒

Rollover and Subscription Agreement

INVESTOR:	/s/ Tom Brady
Tom Brady

Dollar Amount Rolled: $185,000

Number of CRC Options Contributed: 181,619

Substitute Options: $19,978

Number of Units: 2,277.535

Representing:

Number of A Shares: 20,497.813
Number of L Shares: 2,277.535

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Pamela B. Burke
Pam Burke

Dollar Amount Rolled: $125,000

Number of CRC Options Contributed: 122,716

Substitute Options: $13,499

Number of Units: 1,538.875

Representing:

Number of A Shares: 13,849.873
Number of L Shares: 1,538.875

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Wynn Watkins
Wynn Watkins

Dollar Amount Rolled: $125,000

Number of CRC Options Contributed: 122,716

Substitute Options: $13,499

Number of Units: 1,538.875

Representing:

Number of A Shares: 13,849.873
Number of L Shares: 1,538.875

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☒ No ☐

Rollover and Subscription Agreement

INVESTOR:	/s/ Gary P. Campanella
Gary Campanella

Dollar Amount Rolled: $40,000

Number of CRC Options Contributed: 39,269

Substitute Options: $4,320

Number of Units: 492.440

Representing:

Number of A Shares: 4,431.959
Number of L Shares: 492.440

Exercise Price Per Unit: $8.77

Accredited Investor?: Yes ☐ No ☐